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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) July 7, 2000

                    Twelve AMH Associates Limited Partnership
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

            0-13493                                 04-2833662
   (Commission File Number)             (I.R.S. Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts                       02142
(Address of Principal Executive Offices)                         (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         Effective June 30,2000, the Registrant dismissed its prior Independent Auditors, KPMG LLP (the "Prior Auditors"). KPMG LLP's auditors' report on the financial statements of Twelve AMH Associates Limited Partnership as of and for years ended December 31, 1999 and 1998, contained a separate paragraph stating that "the uncertainty as to the Partnership's ultimate ability to repay its purchase money note and operating deficit notes payable, which are past due and an operating partnership's ability to repay its loans raise substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 9. The Financial statements do not include any adjustments that might result from the outcome of these uncertainties." The decision to change Independent Auditors was approved by the Registrant's managing general partner's directors. During calendar year ended 1998 and 1999 and through June 30, 2000, there were no disagreements between the Registrant and the Prior Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of the prior Auditors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         16. Letter dated July 10, 2000 from KPMG LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of July, 2000.

                                     Twelve AMH Associates Limited Partnership

                                     By:  Two Winthrop Properties, Inc.
                                          Managing General Partner

                                          By: /s/ Michael L. Ashner
                                                  ------------------------------
                                                  Michael L. Ashner
                                                  Chief Executive Officer

                                          By: /s/ Thomas C. Staples
                                                  ------------------------------
                                                  Thomas C. Staples
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit                                                                   Page
-------                                                                   ----
16.  Letter from KPMG LLP dated July 10, 2000.                              5